Perimeter Solutions SA Q3 2024 Earnings November 12, 2024

2 Certain statements in this presentation and discussion are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on Perimeter Solutions, SA’s (the “Company”) expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts. Words such as "anticipate," "estimate," "expect," "forecast," "project," "plan," "intend," "believe," "may," "should," or similar expressions are intended to identify these forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding (i) estimates and forecasts of financial, operational and performance metrics, including, but not limited to, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA growth, the number of acres burned ex-Alaska, our compounded annual growth rate (“CAGR”) and capital expenditures; (ii) our growth expectations, opportunities and strategies and potential positive impact to our financial and operational results; (iii) our long-term assumptions; (iv) the opportunity to expand our business through strategic acquisitions consistent with our five target economic criteria; (v) our expectations related to historical volume drivers persisting into the future; (vi) our ability to deliver long-term equity value creation, including M&A-driven value creation; (vii) our expectations related to trends driving the global wildfire business; (viii) our expectations regarding the 2024 fire season; (ix) our Fire Safety financial results; (x) our beliefs regarding our customers’ posture towards aerial attacks; (xi) our expectations regarding the conversion to, and growing use of, fluorine-free technologies; (xii) our plans to upgrade airbases prior to the 2025 fire season; (xiii) our beliefs regarding the domestication from Luxembourg to Delaware; (xiv) our beliefs regarding the productivity benefits of our new and proprietary retardant mixing system; (xv) our ability to sustainably drive our long-term earnings power; (xvi) our expectations regarding the growth of our Fire Retardants product line; (xvii) our expectations regarding the expansion of our fluorine-free installed bases; (xviii) our expectations regarding the demand profile of our Specialty Products product line; and (xix) expected capital allocation activities and priorities including, but not limited to, expectations relating to capital expenditures, acquisitions, dividends and share repurchases, and the extent to which the foregoing drive value creation. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For further information, please refer to the Company’s reports and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included the following non-GAAP financial information in this presentation: adjusted EBITDA and adjusted EBITDA margin. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP financial measures exclude certain items as described herein, they may not be indicative of the results that the Company expects to recognize for future periods. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Disclaimer

3 Our Objective Exceptional Businesses Value Creation Strategy Our Goal Retardants/Suppressants/ Specialty Products  Mission Critical Function  Market Leadership Positions  Challenging Markets to Serve  Attractive Growth Profiles Operational Value Drivers  Profitable New Business  Productivity & Cost Improvement  Value-based Pricing Capital Allocation and Capital Structure Fulfill our Mission Deliver private-equity like returns (15%+) with public market liquidity

Our Product Lines

Perimeter SOLUTIONS
Quality Products. Exceptional Response.







	Fire Retardants *(48%)*[1]	Fire Suppressants *(22%)*[1]	Specialty Products *(30%)*[1]
Function	• Retardant slows, stops and prevents wildfire, typically applied via airtankers	• Foam primarily used to fight flammable liquid fires (airports, refineries, etc.)	• P_2S_5 reduces wear / improves durability in lubricating oils, and other niche uses
Leadership	• Market leader with a comprehensive fully-integrated solution delivered globally	• Market leader in fluorine-free foams that are rapidly becoming industry standard	• Market leader with >50% OECD capacity
Challenges	• Critical: success measured in lives • Complex: unpredictable demand profiles and challenging operating environments • Integrated: asset base and service capabilities built over decades at high-$	• Critical: life-saving products • Complex: emergency response demand requires never fail global service network • Integrated: hardware, consumables and after-market service bundled together	• Critical: vital to product, no substitutes • Complex: difficult chemistry, highly regulated global supply chain / delivery • Integrated: product plus proprietary and patented delivery system/hardware
Growth Expectation	• Mid- to high-single digit volume growth	• Expanding fluorine-free installed base	• Stable volume demand profile

LTM Revenue of **$534.2M** and Adjusted EBITDA of **$258.6M** (~***48% Adjusted EBITDA Margin***)

(1) %s denote share of Consolidated Revenue as of latest public disclosure, 12/31/2023

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5 Retardants: Extreme Criticality Fulfilling the mission requires 100% reliability, 100% of the time Deployed globally, including:

6 Retardants: Extreme Complexity • “Ready delivery status is defined as the ability to begin pumping and loading operations within 3 minutes after an order is placed.” • “Contractor must deliver retardant as specified herein within 24 hours of receipt of an order.” Never fail performance requirement in highly variable and unpredictable environments - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2019 2020 2021 2022 2023 Selected Airbases - Gallons by Year ATB 1 ATB 2 ATB 3 ATB 4 ATB 5 Stringent performance requirements… …amidst highly unpredictable environments - 20,000 40,000 60,000 80,000 5/1/2023 6/1/2023 7/1/2023 8/1/2023 9/1/2023 10/1/2023 Single Airbase – Daily Gallons by Day for 2023 Map based on actual July 2024 North America activity. …across vast geographies…

7 Retardants: Our Mission Only Perimeter’s comprehensive, fully integrated-solution, built over 60 years, can fulfill our customers’ critical mission successfully stopped the wildfire’s spread

8 Suppressants: Our Mission Perimeter is the market leader in fluorine free foams, which are rapidly becoming the industry standard

9 Specialty Products: Our Mission Perimeter owns >50% of OECD capacity in a highly specialized niche market

10 Adjusted EBITDA Growth Track-Record $25 $43 $48 $59 $57 $70 $85 $127 $114 $62 $136 $141 $125 $97 $259 $0M $50M $100M $150M $200M $250M $300M 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 LTM Adjusted EBITDA ($M) 2.3 8.4 8.9 3.0 3.4 4.9 5.0 9.1 8.2 2.1 10.1 6.9 4.4 2.3 7.4 0.0 5.0 10.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 LTM US Acres ex-AK (M) (1) LTM Adjusted EBITDA and US Acres Burned ex-AK through 9/30/2024 (1) (1)

11 Capital Allocation Priorities  Issue special dividends to sustain leverage vital for 15-20% equity returns  Support our customers’ mission  Drive Profitable New Business and Productivity through high-return projects  Acquiror advantage stems from Value Drivers implementation  Repurchase shares when presented with compelling opportunities Priority We drive value creation through thoughtful capital allocation and active capital structure management Capex M&A Share Buybacks Special Dividends

12 Q3 and YTD 2024 Financial Summary ($000) Q3 '23 Q3 '24 y/y YTD '23 YTD '24 y/y Fire Safety Revenue 118,280 251,845 113% 190,164 375,538 97% Adjusted EBITDA 56,038 157,479 181% 69,209 212,877 208% Adjusted EBITDA Margin 47% 63% 36% 57% Specialty Products Revenue 24,378 36,572 50% 72,489 99,199 37% Adjusted EBITDA 5,431 12,897 137% 16,366 34,543 111% Adjusted EBITDA Margin 22% 35% 23% 35% Consolidated Revenue 142,658 288,417 102% 262,653 474,737 81% Adjusted EBITDA 61,469 170,376 177% 85,575 247,420 189% Adjusted EBITDA Margin 43% 59% 33% 52%

13 (1) Excluding impacts from purchase accounting, transaction related costs, and certain loss jurisdictions. (2) As of the end of the current reported period. Long-Term Assumptions Item Assumption Interest Expense ~$40M annually Tax-deductible D&A ~$10M annually Tax Rate ~26%(1) Capital Expenditures ~$10-15M annually Change In Working Capital ~10-20% of the Δ in revenue Current Basic Shares Outstanding ~145.2M(2)

14 Attractive Debt Profile, Ample Liquidity Se ni or S ec ur ed N ot es Debt $ Liquidity • $223.1M cash (as of Q3 2024) • $100M revolving cashflow facility, $0 drawn Capitalization • NO financial maintenance covenants • Ending 1.7x net debt to Adjusted EBITDA $0M $0M $0M $0M $0M $675M $0M $100M $200M $300M $400M $500M $600M $700M $800M 2024 2025 2026 2027 2028 2029 Maturity Schedule 5% fi xe d ra te • 145.2M basic shares outstanding

Appendix

16 Diluted Share Count Category Q3-24 Shares (M) Wtd. Avg Basic Shares Outstanding 145.2 Performance-Based Options and Warrants 0.0 Fixed Annual Advisory Shares 0.0 Variable Annual Advisory Shares 0.0 Wtd. Avg Diluted Shares Outstanding 145.2 1 2 3 Dilutive impact of performance- based stock options and warrants (no impact for Q3-24 due to net loss during the period) Dilutive impact of shares issuable under the Fixed Annual Advisory Amount between Q1 2024 and Q1 2028 (no impact for Q3-24 due to net loss during the period) Dilutive impact of shares issuable under the Variable Annual Advisory Amount (no impact for Q3-24 due to net loss during the period)

17 Incentive Alignment Stock Options • Approximately 15.1M stock options granted to management, employees, and directors are outstanding • Vest over five years based on intrinsic share price growth Founders Advisory Agreement (pertaining to the EverArc Founders) • Fixed Annual Advisory Amount equal to 1.5% of 157,137,410 Ordinary Shares outstanding at Business Combination, paid annually until the year ending 12/31/2027 • Variable Annual Advisory Amount based on the appreciation of the market price of Ordinary Shares if such market price exceeds certain trading price minimums, paid annually until the year ending 12/31/2031 • Fixed and Variable Annual Advisory Amounts apply solely to 157,137,410 Ordinary Shares outstanding at Business Combination • At least 50% of the Fixed and Variable Annual Advisory Amounts will be paid in Ordinary Shares and remainder in cash, with any cash portion intended to cover taxes

18 Non-GAAP Financial Metrics (Consolidated) Adjusted EBITDA ($000) Q3 '23 Q3 '24 YTD '23 YTD '24 Income (loss) before income taxes 23,061 (44,090) 78,917 (96,792) Depreciation and amortization 16,276 16,444 48,493 49,215 Interest and financing expense 10,448 10,054 30,938 31,292 Founders advisory fees - related party (24,544) 184,176 (108,806) 253,097 Intangible impairment 40,738 - 40,738 - Non-recurring expenses 22 1,834 1,942 2,397 Share-based compensation 1,749 3,312 (130) 8,048 Gain on contingent earn-out (7,665) - (7,273) - Foreign currency loss (gain) 1,384 (1,354) 756 163 Adjusted EBITDA 61,469 170,376 85,575 247,420 Net Sales 142,658 288,417 262,653 474,737 Adjusted EBITDA Margin 43% 59% 33% 52%

Reconciliation of Non-GAAP Information

Perimeter SOLUTIONS
Quality Products. Exceptional Response.

Non-GAAP Financial Metrics

Adjusted EBITDA

The computation of Adjusted EBITDA is defined as net income plus income tax expense, net interest and other financing expenses, and depreciation and amortization, adjusted on a consistent basis for certain non-recurring, unusual or non-operational items in a balanced manner. These items include (i) severance costs, and integration and restructuring related costs (ii) founder advisory fee expenses, (iii) stock compensation expense and (iv) foreign currency loss (gain). To supplement the Company's condensed consolidated financial statements presented in accordance with U.S. GAAP, Perimeter is providing a summary to show the computations of Adjusted EBITDA, which is a non-GAAP measure used by the Company's management and by external users of Perimeter's financial statements, such as investors, commercial banks and others, to assess the Company's operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP (in thousands).

	Twelve Months Ended	Year Ended				
	September 30, 2024 ("LTM")	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net sales	$ 534,192	$ 322,108	$ 360,505	$ 362,338	$ 339,577	$ 239,310
(Loss) income before income taxes	(114,126)	61,583	97,227	(653,544)	34,732	(59,711)
Depreciation and amortization	65,577	64,855	65,795	61,379	58,117	58,025
Interest and financing expense	41,732	41,378	42,585	45,439	42,017	51,655
Restructuring charges	-	-	-	-	2,379	3,821
Founders advisory fees - related party	253,422	(108,481)	(117,302)	652,990	-	-
Intangible impairment	-	40,738	-	-	-	-
Non-recurring expenses [1]	4,501	4,046	6,885	10,425	-	-
Share-based compensation expense	9,774	1,596	14,649	4,977	-	-
Non-cash purchase accounting impact [2]	-	-	24,796	6,125	-	-
(Gain) loss on contingent earn-out	-	(7,273)	(12,706)	3,163	-	-
Management fees [3]	-	-	-	1,073	1,281	1,366
Contingent future payments [4]	-	-	-	4,375	3,125	3,749
Foreign currency (gain) loss	(2,248)	(1,655)	3,462	5,032	(5,640)	2,684
Adjusted EBITDA	$ 258,632	$ 96,787	$ 125,391	$ 141,434	$ 136,011	$ 61,589

(1) Adjustment to reflect non-recurring expenses; severance costs, fees related to internal audit support, professional fees and integration costs including expenses related to the business combination with Perimeter Solutions.

(2) Represents the non-cash impact of purchase accounting on the cost of inventory sold. The inventory acquired received a purchase accounting step-up in basis, which is a non-cash adjustment to the cost.

(3) Adjustment to reflect fees pertaining to services provided by the Sponsor when acting in a management capacity on strategic and other non-operational matters which do not represent expenses incurred in the normal course of our operations. These fees did not continue following the closing of the business combination with Perimeter Solutions.

(4) Adjustment to reflect deferred consideration paid with respect to a 2019 acquisition.

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Thank You! NOTICE: Although the information and recommendations set forth herein (hereinafter “Information”) are presented in good faith and believed to be correct as of the date hereof, Perimeter Solutions/Solberg/Auxquimia (the “Company”) makes no representations or warranties as to the completeness or accuracy thereof. Information is supplied upon the condition that the persons receiving same will make their own determination as to its suitability for their purposes prior to use. In no event will the Company be responsible for damages of any nature whatsoever resulting from the use or reliance upon Information or the product to which Information refers. Nothing contained herein is to be construed as a recommendation to use any product, process, equipment or formulation in conflict with any patent, and the Company makes no representation or warranty, express or implied, that the use thereof will not infringe any patent. NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESSED OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER NATURE ARE MADE HEREUNDER WITH RESPECT TO INFORMATION OR THE PRODUCT TO WHICH INFORMATION REFERS.